UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2005

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                  0-21696                   22-3106987
(State or other jurisdiction      (Commission              (I.R.S. Employer
      of incorporation)           File Number)            Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 8.01  Other Events.

On August 1, 2005, ARIAD Pharmaceuticals, Inc. (the "Company") issued a press release announcing its intention to publicly offer 6,000,000 shares of its common stock pursuant to its effective shelf registration statement previously filed with the Securities and Exchange Commission. Lehman Brothers Inc. is acting as sole book running manager for the offering, and Lazard Capital Markets LLC and SG Cowen & Co., LLC are acting as co-managers. The Company also intends to grant the underwriters an option to purchase up to an additional 900,000 shares of common stock within 30 days after the offering if the underwriters sell more than 6,000,000 shares in the offering. The information contained in the press release dated August 1, 2005, is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 99.1 hereto.

ITEM 9.01  Financial Statements and Exhibits.

      (c)  The following exhibits are filed with this report

           Exhibit
           Number            Description
           -------           -----------

           99.1 The Registrant's press release dated August 1, 2005 announcing a public offering.





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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ARIAD Pharmaceuticals, Inc.



                           By: /s/ Edward M. Fitzgerald
                              --------------------------------------------------
                               Edward M. Fitzgerald
                               Senior Vice President and Chief Financial Officer


Date: August 1, 2005



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




                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number           Description
-------          -----------

99.1 The Registrant's press release dated August 1, 2005 announcing a public offering.




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